SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                       __________________


                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 1, 2000


                      LASER TECHNOLOGY, INC
        (Exact Name of Registrant as Specified in Charter)


          DELAWARE              1-11642          84-0970494
(State or Other Jurisdiction  (Commission      (IRS Employer
    Of Incorporation)         File Number)   Identification No.)


         7070 SOUTH TUCSON WAY, ENGLEWOOD, COLORADO 80112
       (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:(303) 649-1000


                             FORM 8-K

Item 5.   Other Events

(a) On March 1, 2000, Laser Technology, Inc. (the "Company") released for public dissemination the following Press Release, presented in its entirety:

                              ******

Laser Technology Announces Resignations of Chief Executive Officer
                     and Chairman of Board

         Annual Meeting Postponed Until April 20, 2000

               ENGLEWOOD, Colo., March 1 /PRNewswire/   Laser
     Technology, Inc. (Amex: LSR), a leading designer, manufacturer and marketer of pulse laser measuring instruments and systems, today announced that Blair Zykan, its President and Chief Executive Officer, and Edwin Phelps, an outside director and Chairman, have submitted their resignations to the Company's Board of Directors. In addition, the Company announced that its Annual Meeting has been rescheduled for April 20, 2000, to allow time for new directors to be proposed and proxies to be mailed to shareholders.

               The Company's Board of Directors filed a definitive proxy statement with the Securities and Exchange Commission on January 20, 2000, nominating for re-election its current Board of Directors, consisting of three officers of, the Company
     (Mr.  Zykan; Brian Abeel, its Chief Financial Officer; and
     Jeremy Dunne, its Vice President), and three non-officer directors (Mr. Phelps, Steven Bamberger and DeWorth Williams, the Company's largest shareholder).

               On February 23, 2000, a shareholder group comprised of Mr. Williams and several other shareholders filed a proxy statement with the SEC proposing that Messrs. Phelps and Bamberger be replaced by two nominees named in the second proxy, Nicholas J. Cooney, Esq. and William P. Behrens. In his resignation letter, Mr. Zykan stated, among other things, that he was opposed to the proposal contained in the second proxy statement and if that proxy effort were successful, he did not believe, he would be able to effectively operate the Company's business.

               Mr. Zykan's resignation as President and CEO will be effective March 3, 2000. He has also resigned his position on the Company's Board of Directors, effective February 28, 2000.



               Mr. Phelps joined Laser Technology's Board of Directors on March 11, 1999 and was elected Chairman of the Board on October 8, 1999. His resignation from the Board will be effective March 10, 2000.

               The Board of Directors will meet within the next two weeks to appoint new outside directors and address the Company's internal vacancies. The Company's Annual Meeting, which was previously scheduled for March 16, 2000, has been postponed, in order that new Board members may be proposed and new proxies mailed to shareholders. All shareholders of record on March 21, 2000 will be entitled to vote on the new slate of directors. The rescheduled Annual Meeting will be held on April 20, 2000 at 10:00 a.m. (MST) at the Company's corporate offices, which are located at 7070 S. Tucson Way in Englewood, Colorado (80112).

               Laser Technology, Inc. manufactures and markets laser-based speed and distance measuring instruments which utilize proprietary technology developed by the Company. Its products are sold worldwide and are used in a wide variety of applications, including traffic speed enforcement, natural resource management, GIS mapping, surveying, sporting/recreational activities, and industrial process control. The Company's headquarters and primary manufacturing facilities are located in Englewood, Colorado, and its common stock traded on the American Stock Exchange under the ticker symbol "LSR".

               This press release includes statements which may constitute "forward-looking" statements, usually containing the words "believe," "project," "expect" or similar expressions. Any forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned forward-looking statement inherently involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, new products and technological developments, dependence upon third-party vendors, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.




               For further information, please contact: Brian Abeel, CFO, or Maggie Urban-Phillips, Investor Relations at (303)
     649-1000, or R. J. Falkner & Company, Investor Relations
     Counsel at (800) 377-9893 or via e-mail at info@rjfalkner.com.

(b) On March 3, 2000, Laser Technology, Inc. (the "Company") released for public dissemination the following Press Release, presented in its entirety:

                              ******

   Laser Technology Announces Resignations Of Chief Financial
                    Officer and Board Member

               ENGLEWOOD, Colo., March 3 /PRNewswire/ .. Laser Technology, Inc. (Amex: LSR), a leading designer, manufacturer and marketer of pulse laser measuring instruments and systems, today announced that Brian Abeel, its Executive Vice President and Chief Financial Officer, and Steven Bamberger, an outside director, have submitted their resignations to the Company's Board of Directors.

               Mr. Abeel's resignation as Executive Vice President and CFO will be effective May 1, 2000. He has also resigned his position as a director and Secretary on the Company's Board of Directors, effective March 2, 2000.

               Mr. Bamberger joined Laser Technology's Board of Directors on April 9, 1999. His resignation from the Board was effective March 2, 2000. Ed Phelps, an outside director who resigned effective March 10, 2000, has since changed the effective date of his resignation to March 2, 2000. Mr. Bamberger and Mr. Phelps were both members of the audit committee.

               The Board of Directors will meet within the next two weeks to appoint new outside directors and address the Company's internal vacancies. The Company's Annual Meeting, Mich was previously scheduled for March 16, 2000, has been postponed to April 20, 2000, in order that new Board members may be proposed and new proxies mailed to shareholders.

               Laser Technology, Inc. manufactures and markets laser-based speed and distance measuring instruments which utilize proprietary technology developed by the Company. Its products are sold worldwide and are used in a wide variety of applications, including traffic speed enforcement, natural resource management, GIS mapping, surveying, sporting/recreational activities, and industrial process control. The Company's headquarters and primary manufacturing facilities are located in Englewood, Colorado, and its common stock traded on the American Stock Exchange under the ticker symbol "LSR".

               This press release includes statements which may constitute "forward-looking" statements, usually containing the words "believe," "project," "expect" or similar expressions. Any forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned forward-looking statement inherently involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, new products and technological developments, dependence upon third-party vendors, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

               For further information, please contact: Brian Abeel, CFO, or Maggie Urban-Phillips, Investor Relations at (303)
     649-1000, or R. J. Falkner & Company, Investor Relations
     Counsel at (800) 377-9893 or via e-mail at info@rjfalkner.com.

(c) On March 7, 2000, Laser Technology, Inc. (the "Company") released for public dissemination the following Press Release, presented in its entirety:

                              ******

Laser Technology Appoints New Board Member and Corporate Officer


               ENGLEWOOD, Colo., March 7 /PRNewswire/ .. Laser Technology, Inc. (Amex: LSR), a leading designer, manufacturer and marketer of pulse laser measuring instruments and systems, today announced that the Company's Board of Directors has taken immediate steps to ensure continuity of internal management and to strengthen its outside director group.
     These steps are aimed at further supporting the return to profitability achieved during the quarter ended December 31, 1999. At the Board of Directors meeting held on Friday, March 3, 2000, William P. Behrens, Edward F. Cowle and Walter R. Keay were named to the Board, filling three of four recently announced vacancies. They join H. DeWorth Williams and Jeremy Dunne as Directors.

               Mr. Behrens is Chief Executive Officer of Investec Ernst & Company, member of the New York Stock Exchange and other major exchanges. Mr. Behrens was a member of the American
     Stock Exchange nominating committee, is currently an American Stock Exchange Official, and is Vice Chairman, NASD District
     #10 Business Conduct Committee.

               Mr. Cowle for the past five years has engaged in financial public relations for a number of publicly held companies. He was previously Senior Vice President-
     Investments, of Paine Webber, members NYSE.

               Mr. Keay was formerly President of Knickerbocker Securities, Inc., member of the National Association of Securities Dealers. His firm was the original underwriter of Laser Technology, Inc., prior to its listing on the American Stock Exchange. Mr. Keay was formerly a Director of Laser Technology, Inc. in 1993. He is currently President of Knickerbocker Capital, Inc., an investment banking consulting firm.

               The Board expressed its opinion that these additions will aid Laser in its pursuit of growth, both internally and through acquisition, and will add a high degree of professionalism in order to bolster the Company's credibility and relationships with its shareholders and within the investment community. The Board of Directors subsequently appointed Eric Miller as President and Chief Executive Officer of Laser Technology, Inc., and Roosevelt Rogers as Vice
     President. Mr. Miller has been employed by the Company for eleven years and has been Engineering Manager for the past six years. Mr. Rogers has been employed at the Company for over three years and is currently General Sales Director for Laser Technology.

               A Board of Directors meeting will be held this week to appoint one additional outside director, to set an agenda for exploring further additions or changes in the management structure, and to implement a program to create a better flow of information to shareholders.

               Laser Technology, Inc. manufactures and markets laser-based speed and distance measuring instruments which utilize proprietary technology developed by the Company. Its products are sold worldwide and are used in a wide variety of applications, including traffic speed enforcement, natural resource management, GIS mapping, surveying, sporting/recreational activities, and industrial process control. The Company's headquarters and primary manufacturing facilities are located in Englewood, Colorado, and its common stock traded on the American Stock Exchange under the ticker symbol "LSR".

               This press release includes statements which may constitute "forward-looking" statements, usually containing the words "believe,""project," "expect" or similar expressions. Any forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, new products and technological developments, dependence upon third-party vendors, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

Item 7.  Financial Statements and Exhibits.

     None of the resigning directors set forth in Item 5 above made a request to the Company that matters related to their resignations be disclosed. Accordingly, no exhibits are included herewith

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 7, 2000               LASER TECHNOLOGY, INC.




                            By:    /S/   Eric Miller
                                   Eric Miller, President